UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 12, 2007
COPANO ENERGY, L.L.C.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-32329 (Commission File Number)	51-0411678 (I.R.S. Employer Identification No.)

2727 Allen Parkway, Suite 1200 Houston, Texas (Address of Principal Executive Offices)		77019 (Zip Code)
Registrant’s Telephone Number, including Area Code: (713) 621-9547
Not Applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Change in Control Severance Plan

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          Effective December 12, 2007, Copano Energy, L.L.C. (the “Company”) adopted a Change in Control Severance Plan (the “Plan”) approved by the Compensation Committee of the Company’s Board of Directors. The Plan is designed to assist the Company in retaining specified key personnel, including named executive officers, in the context of a change in control transaction.
          If a Plan participant’s employment is terminated in connection with a “change in control,” as defined in the Plan, the participant would be entitled to benefits if (i) the termination is by the Company other than for “cause” or (ii) the termination is by the participant for “good reason,” in each case as defined in the Plan. Upon such termination, a participant would be entitled to receive:
•	a lump-sum payment in the amount of the participant’s annual base salary plus the participant’s target bonus under the Company’s Management Incentive Compensation Plan multiplied by 200% for officers and 100% for other key employees; and

•	health insurance benefits for up to 18 months.
          The term of the Plan commences on December 12, 2007 and ends on the later of (i) December 12, 2010, (ii) 18 months after the date of a change in control with respect to which a binding change in control agreement was entered into prior to December 12, 2010, (iii) abandonment or termination of a binding change in control agreement entered into prior to December 12, 2010, or (iv) the date that all Plan participants who have become entitled to Plan payments have received those payments in full.
          The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan, which is included as Exhibit 10.1 and is incorporated by reference into this Item 5.02.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits
10.1 Copano Energy, L.L.C. Change in Control Severance Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPANO ENERGY, L.L.C.
Date: December 18, 2007	By:	/s/ Douglas L. Lawing
Douglas L. Lawing
Senior Vice President, General Counsel and Secretary

Exhibit Index
(c) Exhibits
10.1	Copano Energy, L.L.C. Change in Control Severance Plan